Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Numerator:
Net income attributable to common shareholders	$ 72,705	$ 62,050
Weighted average shares outstanding (in thousands):
Basic	48,403	50,150
Dilutive share options, RSU and PSU	900	715
Weighted average common shares outstanding - diluted	49,303	50,865
Net income attributable to common shareholders per share:
Basic	$ 1.50	$ 1.24
Diluted	$ 1.47	$ 1.22
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	330	697